CONTROL NUMBER






THE TERMS AND CONDITIONS OF THE SUBSCRIPTION OFFERING ARE SET FORTH IN THE COMPANY'S PROSPECTUS DATED ____________, 1995 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM AMERICAN STOCK TRANSFER & TRUST COMPANY, THE SUBSCRIPTION AGENT.


        THIS SUBSCRIPTION WARRANT REPRESENTS RIGHTS TO PURCHASE
       SHARES OF COMMON STOCK, NO PAR VALUE ("COMMON STOCK"), OF
                  SDNB FINANCIAL CORP. (THE "COMPANY").
       VOID IF NOT EXERCISED BEFORE 5:00 P.M., NEW YORK TIME, ON
                          ________________, 1995

              THIS SUBSCRIPTION WARRANT (INCLUDING THE
      OVERSUBSCRIPTION RIGHTS EVIDENCED HEREBY) IS TRANSFERABLE
                   AND MAY BE COMBINED OR DIVIDED
          (BUT ONLY INTO WARRANTS EVIDENCING A WHOLE NUMBER
OF BASIC SUBSCRIPTION RIGHTS) AT THE ADDRESS SET FORTH IN THE PROSPECTUS.

                        SUBSCRIPTION WARRANT FOR



                        BASIC SUBSCRIPTION RIGHTS
                  SUBSCRIPTION PRICE-U.S. $4.34 PER SHARE

                           CUSIP   784082-11-7




REGISTERED OWNER:








The registered owner, whose name is inscribed hereon, or assignor, is entitled to the number of Basic Subscription Rights shown hereon to subscribe for full shares of Common Stock of SDNB Financial Corp. (the "Company") on the terms and conditions set forth in the Prospectus and the Letter of Transmittal and the Instructions Booklet relating thereto. The Rights represented by this Subscription Warrant may be exercised by duly completing Box 1; may be sold through the Subscription Agent by duly completing Box 2; and may be transferred, assigned, or sold through a bank or broker by duly completing Box 3. THE RIGHTS EVIDENCED BY THIS SUBSCRIPTION WARRANT MAY NOT BE EXERCISED, TRANSFERRED, ASSIGNED, OR SOLD UNLESS THE REVERSE SIDE HEREOF IS SIGNED, WITH A SIGNATURE GUARANTEED, IF APPLICABLE, AND THE APPROPRIATE BOX IS COMPLETED.

IF SUBSCRIBING FOR COMMON STOCK, THIS SUBSCRIPTION WARRANT MUST (EXCEPT AS PROVIDED IN THE PROSPECTUS) BE RECEIVED BY AMERICAN STOCK TRANSFER & TRUST COMPANY (THE "SUBSCRIPTION AGENT") AT THE ADDRESS SET FORTH IN THE PROSPECTUS PRIOR TO THE EXPIRATION OF THE SUBSCRIPTION RIGHTS AT 5:00 P.M., NEW YORK TIME, ON ________________, 1995 (SUCH DATE, AS IT MAY BE EXTENDED BY THE COMPANY, THE "EXPIRATION DATE"). AFTER THE EXPIRATION DATE, SUBSCRIPTION RIGHTS WILL NO LONGER BE EXERCISABLE TO PURCHASE SHARES OF COMMON STOCK.

IF REQUESTING THE SUBSCRIPTION AGENT TO ATTEMPT TO SELL BASIC
SUBSCRIPTION RIGHTS, THIS SUBSCRIPTION WARRANT MUST BE RECEIVED BY THE SUBSCRIPTION AGENT AT THE ADDRESS SET FORTH IN THE PROSPECTUS PRIOR TO 11:00 A.M., NEW YORK TIME, ON THE EXPIRATION DATE.

THIS SUBSCRIPTION WARRANT WILL NOT BE VALID OR OBLIGATORY FOR ANY
PURPOSE UNTIL IT HAS BEEN COUNTERSIGNED BY THE SUBSCRIPTION AGENT.

WITNESS, the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:



     Secretary                     President and Chief Executive Officer

Countersigned:
American Stock Transfer & Trust Company
           (New York, N.Y.)

                                                    Subscription Agent
By:

                                                    Authorized Agent

                          SDNB FINANCIAL CORP.

EXPIRATION: 5:00 p.m.,
New York Time, ________________, 1995

                      [IMPORTANT--PLEASE FILL IN]

                           SUBSTITUTE FORM
                              FORM W-9

                 PAYER'S REQUEST FOR SOCIAL SECURITY
                      NUMBER OR OTHER TAXPAYER
                     IDENTIFICATION NUMBER (TIN)

Part 1-Please provide your Taxpayer Identification Number ("TIN") or Social Security Number here and certify by signing and dating to the right.

X__________________________________________
                   Signature

  __________________________________________
                   Date


Part 2-Check the box if you are NOT subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because: (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends; or (2) the Internal Revenue Service has notified you that you are no
longer subject to backup withholding.                            [ ]


CERTIFICATION: Under the penalties of perjury, I certify that the information provided on this form is true, correct, and complete.

_____________________________________________
            Signature


  Part 3 - Check the box if you are awaiting a TIN  [ ]

BOX 1--SUBSCRIPTION AND SIGNATURE
The undersigned hereby irrevocably subscribes for the number of shares of Common Stock, as identified below, on the terms specified in the Prospectus relating thereto, receipt of which is hereby acknowledged.

a.  Basic Subscription Rights             __________________________
b.  Oversubscription Rights               __________________________

Total Shares of Common Stock              __________________________
Subscribed for (a + b)

Cost (total shares of Common Stock
times subscription price ($4.34),
rounded up to the nearest whole cent)     $__________________________

The undersigned hereby requests that the Subscription Agent attempt to sell any Basic Subscription Rights owned by the undersigned and not exercised above. [ ] (check here).

Note: Unless the subscriber elects to sell or requests that the Subscription Agent attempt to sell any unused Basic Subscription Rights, a new Subscription Warrant will be issued to such Subscriber in respect of such unused Basic Subscription Rights. The right to oversubscribe for additional shares of Common Stock pursuant to the Oversubscription Rights is transferable with each Basic Subscription Right, but Basic Subscription Rights held by the San Diego National Bank Deferred Savings Plan shall not be eligible for Oversubscription Rights due to the prohibited transaction rules of the Internal Revenue Code and the Employee Retirement Income Security Act of 1974. No new Subscription Warrants will be issued after 11:00 a.m., New York time, on the Expiration Date.


_____________________       (____)_____________   (____)________________
Subscriber(s) Signature(s)   Telephone (Day)       Telephone (Night)

BOX 2--SALE OF BASIC SUBSCRIPTION RIGHTS THROUGH THE SUBSCRIPTION AGENT

I hereby request that the Subscription Agent attempt to sell all of the Basic Subscription Rights represented by this Subscription Warrant. The right to oversubscribe for additional shares of Common Stock is transferable with each Basic Subscription Right.

     Signature__________________________________________
                      Signature of Registered Owner(s)


BOX 3--SALE OF ALL OR PART OF BASIC SUBSCRIPTION RIGHTS THROUGH HOLDER'S BANK OR BROKER OR OTHERWISE--For value received all or
___________________* of the Basic Subscription Rights represented by this Subscription Warrant are assigned to:

     _______________________________________________________________
                          Name (Please Print)

     _______________________________________________________________
                                Street

     _______________________________________________________________
                         City, State, Zip Code

     _______________________________________________________________
             Assignor's Taxpayer Identification Number

 Signature(s) ______________________________________________________
                 Signature(s) of Registered Owner(s)

    Signature(s) guaranteed by:  ___________________________________
                          Name:  ___________________________________
                         Title:  ___________________________________
                  Name of Firm:  ___________________________________
                       Address:  ___________________________________
Area Code and Telephone Number:  ___________________________________
                         Dated:  ___________________________________

*Insert number of Basic Subscription Rights being sold. The right to oversubscribe for additional shares of Common Stock pursuant to the Oversubscription Rights is transferable with each Basic Subscription Right.

PAYMENT OF THE SUBSCRIPTION PRICE OF $4.34 IS REQUIRED TO SUBSCRIBE FOR EACH SHARE OF COMMON STOCK. IN ADDITION, ONE (1) BASIC SUBSCRIPTION RIGHT IS REQUIRED TO SUBSCRIBE FOR EACH SHARE OF COMMON STOCK UNDERLYING EACH BASIC SUBSCRIPTION RIGHT.